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Exhibit 10.2.1

List of Omitted Termination of Employment Agreements

Termination Agreement between Company and Mace Siegel effective October 26, 2006.

Termination Agreement between Company and Arthur M. Coppola effective October 26, 2006.

Termination Agreement between Company and Dana K. Anderson effective October 26, 2006.

Termination Agreement between Company and Edward C. Coppola effective October 26, 2006.

Termination Agreement between Company and Richard A. Bayer effective October 26, 2006.

Termination Agreement between Company and Thomas E. O'Hern effective October 26, 2006.

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  Exhibit 10.2.1
List of Omitted Termination of Employment Agreements